72808  6/01
Prospectus Supplement
dated June 1, 2001 to:
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Putnam fund prospectuses offering class M shares

"Fund summary--Fees and expenses" and "How do I buy fund shares?" are revised to reflect that no initial sales charge applies to purchases of class M shares for a Putnam Rollover IRA with proceeds from a retirement plan for which a Putnam fund is an investment option. However, a contingent deferred sales charge may apply on shares redeemed within one year of purchase at the rate of 0.65% for Putnam growth funds, growth and income funds and asset allocation funds; and 0.40% for Putnam income funds, except 0.25% for Putnam Preferred Income Fund and 0.15% for Putnam Money Market Fund.